                                                              EXHIBIT 99.906CERT

     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
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     In connection with the shareholder  report of American Century World Mutual
Funds, Inc. (the  "Registrant") on Form N-CSR for the period ending November 30,
2005 (the "Report"),  we, the undersigned,  certify,  pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1)  The Report fully complies with the  requirements of Section 15(d)
               of the Securities Exchange Act of 1934; and

          (2)  The information  contained in the Report fairly presents,  in all
               material  respects,   the  financial  condition  and  results  of
               operations of the Registrant.

Dated:  April 11, 2006

                                            /s/ William M. Lyons
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                                            William M. Lyons
                                            President
                                            (chief executive officer)

                                            /s/ Maryanne L. Roepke
                                            ------------------------------------
                                            Maryanne L. Roepke
                                            Sr. Vice President, Treasurer, and
                                            Chief Financial Officer
                                            (chief financial officer)